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                                                                   EXHIBIT 10


                                ARTHUR ANDERSEN LLP


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-19944 for Hartford Life Insurance Company DC Variable Account-I and a series of Separate Account Two on Form N-4.

                                        /s/Arthur Andersen LLP


Hartford, Connecticut
April 12, 1999